Exhibit 10.8

        THIS LEASE, dated December 3 , 2001, (which date is to be used for reference purposes only) is made and entered into by and between Maple Plaza, Ltd., a California limited partnership, having an office at c/o Realtech Development & Construction Company, 2080 Century Park East, Penthouse, Los Angeles, California 90067, ("Landlord") and STATMON TECHNOLOGIES CORP., a Delaware corporation______________________("Tenant").

                                    ARTICLE 1
                             SUMMARY OF BASIC TERMS

        1.01 PURPOSE. This Article defines certain terms used in this Lease, subject, however, to qualifications and exceptions set forth elsewhere herein.

        1.02 LAND. The term "Land" means that certain real property in the City of Beverly Hills, County of Los Angeles, State of California, owned by the Landlord.

        1.03 BUILDING. The term "Building" means that certain office building complex constructed on the Land and having the name of Maple Plaza (a portion of which has the street address of 345 North Maple Drive, Beverly Hills, California), including all parking garages, outside plazas, atria, lobbies, office and commercial spaces, landscaping, water elements, fine art and the Land.

        1.04 PREMISES. The term "Premises" means the space on floor(s) 1st of the Building, known as Suite(s) 120 and located substantially as shown on the floor plan(s) attached hereto as Exhibit A, subject to relocation to other floor(s) pursuant to Article 22 (if applicable).

        1.05 LEASE TERM. The phrase "Lease Term" means the term of this Lease, which shall be (i) a period of 3 years and -0- months commencing as set forth in Subsection 2.02(a), plus a stub period of a partial month as necessary in order for the Lease Term to end on the last day of a month (the "Initial Term"), plus
(ii) the period(s) of any renewal option(s) which Tenant duly exercises, unless the Lease Term is earlier terminated pursuant to any of the provisions of this Lease or law.

        1.06 INITIAL BASIC RENT. The phrase "Initial Basic Rent" means the sum of $77,583.00 per annum, as described more fully in Article 3.

        1.07 TENANT'S SHARE. The phrase "Tenant's Share" shall mean .837 percent.

        1.08 SECURITY DEPOSIT. The phrase "Security Deposit" means a security deposit in the amount of $6,465.25, to be held and used by Landlord as provided in Article 5.

        1.09  TENANT'S  PARKING.   The  phrase  "Tenant's   Parking"   signifies
nonexclusive parking for 7 automobiles in the parking garage of the Building as provided in Section 25.01.

        1.10 TENANT'S BROKER. The phrase "Tenant's Broker" means First Property Realty Corportion, whose address and telephone number are:

               Address:    1930 Century Park West, Third Floor
                           Los Angeles, California 90067

               Telephone:  (310) 208-4400

        1.11 PRIOR ADDRESS. The address of Tenant prior to the Commencement Date (as hereinafter defined) is:

               Address:    114 N. Doheny Drive #201
                           Los Angeles, CA 90048

               Telephone:  (310) 278-8585

        1.12   TENANT'S IDENTITY. Tenant is

               [X] a corporation incorporated in the State of Delaware


        1.13 PERMITTED USE. The phrase "Permitted Use" means General Office and related business purposes of the original Tenant named herein in keeping with the class and character of the Building as a first class office building.

        1.14 RENTABLE AREA OF THE PREMISES. The phrase "Rentable Area of the Premises" means 2,351 square feet. Excepting only those adjustments made pursuant to Subsection 2.01(b).

        1.15 RENT COMMENCEMENT DATE. The phrase "Rent Commencement Date" shall mean: December 10, 2001.

        1.16 LEASE DATE. The phrase "Lease Date" shall mean that date upon which this Lease is fully executed by both Landlord and Tenant.

                                    ARTICLE 2
                           DEMISE, TERM AND OCCUPANCY

2.01    DEMISE.

        (a) Demise and Reservation. Landlord hereby leases the Premises to Tenant, and Tenant hereby hires the Premises from Landlord, reserving however to Landlord all of the rights, interests and estates in the Premises, Building, and Land not granted to Tenant by this Lease.

        (b) Determination of Rentable Area of the Premises. The number of square feet set forth in Section 1.14 for the Rentable Area of the Premises shall be conformed to that determined by Landlord's space planner as soon as practicable after receipt from Landlord of the final floor plan for the Premises. If the Rentable Area of the Premises is so determined to be other than as set forth in
Section 1.14, or if there occurs a change in the size of the Premises, then all amounts, sums and/or percentages based upon the Rentable Area of the Premises shall be equitably prorated in accordance therewith. After the Rentable Area of the Premises has been determined as provided herein, the parties shall execute an addendum to this Lease setting forth the Rentable Area of the Premises, and the amounts, suns and/or percentages based thereon and adjusted as set forth above. The failure of either party to execute such addendum shall not affect the validity or enforceability of this Lease nor excuse the payment of Rents by Tenant. The number of square feet of Rentable Area of the Premises as determined by Landlord's space planner shall for all purposes of this Lease conclusively be deemed to be the Rentable Area of the Premises, and Tenant shall be responsible for payment of all Rents and performance of all obligations based upon or calculated from the Rentable Area of the Premises as so determined.

2.02    COMMENCEMENT.

        (a) Lease Term. The lease Term (i) shall commence on the date (the "Commencement Date") that is the earlier to occur of (A) the Rent Commencement Date (if Subsection 2.03(b) applies to this Lease) or the Occupancy Date (if Subsection 2.03(c) applies to this Lease), and (B) the date Tenant first occupies any part of the Premises, with Landlord's consent, for the purpose, of commencing business, and (ii) shall end at noon on the earlier of the last day of the Lease Term (the "Expiration Date") or such earlier termination of this Lease. After the Commencement Date, upon Landlord's request, Tenant shall promptly complete and execute a copy of the form attached hereto as Exhibit B.

        (b) Obliqations and Duties. Tenant shall be bound, as of the Lease Date, by all obligations and duties under this Lease, except as otherwise specifically provided herein. Failure of Tenant to fulfill any such obligation and/or duty before any other such obligation and duty becomes binding shall not preclude Landlord from obtaining any remedy available hereunder, at law, or in equity.

2.03    PREPARATION OF PREMISES.

        (a) Preparation Work. The Premises shall be prepared for Tenant's occupancy in accordance with the Work Letter for Tenant Improvements attached hereto as Exhibit C (the "Work Letter").

        (b) Tenant Constructs Improvements. This Subsection 2.03(b) shall form a part of this Lease only if Tenant is to construct the tenant improvements under the Work Letter. If so, the Occupancy Date shall be the date that is the earlier to occur of (i) the Rent Commencement Date, or (ii) the date Tenant, or anyone claiming under or through Tenant, first occupies any part of the Premises, with Landlord's consent, for the purpose of constructing the tenant improvements under the Work Letter, notwithstanding that minor incorrect or incomplete details of construction or mechanical adjustments, pertaining only to the Base Building Work (as defined in the Work Letter), which do not materially interfere with Tenant's performance of Tenant's Work (as defined in the Work Letter) remain to be performed (such details and adjustments are referred to as "Punch-List Items"). Tenant shall be deemed to have accepted the Premises and to have found them to be in satisfactory condition, except for any Punch-List Items, on the Occupancy Date. On or before the Occupancy Date, Tenant shall submit a punch list to Landlord, describing the Punch-List Items with reasonable specificity and detail, and Landlord shall provide Tenant with reasonable and timely access to the Premises to allow Tenant to so perform. Landlord shall correct all Punch-List Items on the punch list of which it is reasonable to require correction by Landlord and shall do so with reasonable diligence in a manner consistent with Tenant's construction of the tenant improvements under the Work Letter.

        (c) Landlord Constructs Improvements. This Subsection 2.03(c) shall form a part of this Lease only if Landlord is to construct the tenant improvements under the Work Letter. If so, the Occupancy Date shall be the date on which (i) Landlord has substantially completed the work it is obligated to perform pursuant to the Work Letter; and the same shall be deemed substantially completed notwithstanding the fact that certain items, such as minor details of construction, mechanical adjustment or decoration, which do not materially interfere with Tenant's use of the Premises (i.e., the "Punch-List Items"), remain to be performed, and (ii) access to the Premises is available to Tenant. However, if completion of either of the above requirements for establishing the Occupancy Date is delayed due to (iii) any act or omission of Tenant or any of its employees, agents or contractors, including, but not limited to, delays due to changes in or additions to Landlord's Work (as defined in the Work Letter) requested by Tenant or delays by Tenant in the submission of plans, drawings, specifications or other information, the approval of working drawings or estimates, or the giving of necessary authorizations or approvals regarding tenant improvements, or (iv) the inclusion in Landlord's Work of any Tenant's Work (as defined in the Work Letter), or a shortage or unavailability of materials required for Tenant's Work, then the Occupancy Date shall be deemed to have been the date that said two requirements would have been completed but for such delay. Landlord shall give Tenant at least 15 days' notice in advance of Landlord's estimate of the Occupancy Date. Any variance between the date so estimated and the actual Occupancy Date shall be of no consequence, and Landlord shall not incur any liability on account of such variance. Tenant shall be deemed to have accepted the Premises and to have found them to be in satisfactory condition, except for any Punch-List Items, on the Occupancy Date. Within 10 days after the Occupancy Date, Tenant shall submit a punch list to Landlord, describing the Punch-List Items with reasonable specificity and detail. Landlord shall correct all Punch-List Items on the punch list of which it is reasonable to require correction by Landlord.

                                    ARTICLE 3
                                      RENT

3.01 RENTS. Commencing on the Commencement Date and thereafter during the Lease Term, Tenant shall pay to Landlord the following rents for the Premises (the "Rents"): (a) a basic rent per annum (the "Basic Rent") in the amount of the Initial Basic Rent, adjusted periodically as set forth in Section 3.04, which shall be due and payable in equal monthly installments in advance on the first day of each and every calendar month during the Lease Term, and (b) additional charges ("Additional Charges") consisting of all other sums of money payable by Tenant under the provisions of this Lease. The first installment of Basic Rent shall be due and payable upon execution of this Lease.

3.02 PAYMENT. Tenant shall pay the Rents when due, without notice or demand, and without any abatement, deduction or setoff, except for abatements expressly provided for elsewhere in this Lease. Tenant shall pay the Rents in lawful money of the United States, to Landlord at its office in the Building or to such other person or place as Landlord may designate from time to time. If Tenant pays Rents by chock, the checks must clear within five business days.

3.03 PRORATION. Any Rents, the amount of which is determined in part by the length of a period of time, shall be prorated as and when appropriate on the basis of a 30-day month or a 360-day year.

3.04 ADJUSTMENTS OF BASIC RENT.

        (a) Specific Adjustments. During the Lease Term, the Basic Rent shall be adjusted as follows:

                (i)   Effective  as  of  the  13th  month   following  the  Rent
Commencement Date and continuing until the 2nd anniversary of the Rent Commencement Date, the Basic Rent shall be $84,636.00 per annum.

                (ii)   Effective  as  of  the  2nd   anniversary   of  the  Rent
Commencement Date and continuing until the 3rd anniversary of the Rent Commencement Date, the Basic Rent shall be $91,689.00 per annum.

In addition to the adjusted Basic Rent, Tenant shall continue to pay Additional Charges on account of all other sums of money payable by Tenant under the provisions of this Lease, including but not limited to sums payable on account of Taxes and Costs of Operation as provided for in Section 4.02 hereof.

3.05 PARTIAL PAYMENT. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Basic Rent or Additional Charges due shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment, irrespective of any such endorsement or statement, without prejudice to Landlord's right to recover the balance, treat such partial payment as a default or pursue any other remedy provided in this Lease or at law.

3.06 LATE CHARGE. Tenant hereby acknowledges that the late payment of Rents will cause Landlord to incur damages, including administrative costs, loss of use of the overdue funds and other costs, the exact amount of which would be impractical and extremely difficult to ascertain. Landlord and Tenant therefore agree that if Landlord does not receive a payment of Rents within ten (10) days after the date that such payment is due, Tenant shall pay to Landlord, as Additional Charges, a late charge of ten cents for each dollar so overdue. Acceptance of the late charge by Landlord shall not cure or waive Tenant's default, nor prevent Landlord from exercising, before or after such acceptance, any of the rights and remedies for a default provided by this Lease or at law. Payment of the late charge is not an alternative means of performance of Tenant's obligation to pay Rents at the times specified in this Lease.

                                    ARTICLE 4
                          OPERATING EXPENSE ADJUSTMENTS

4.01 OPERATING EXPENSE DEFINITIONS. For the purpose of this Article, the following terms shall have the meanings herein ascribed to them:

        (a) Costs of Operation. "Costs of Operation" shall mean, in any Lease Year, and subject to the adjustment set forth in Subsection 4.01(c), all expenses, costs and disbursements of every kind and nature paid or incurred by or on behalf of Landlord with respect to or for the operation, maintenance and management of the Building. Without in any way limiting the generality of the foregoing, Costs of Operation shall include the following:

                (i) Wages, including all fringe benefits of every nature and kind, Workers' Compensation, and payroll taxes of employees of Landlord at the level of building manager and below engaged in the operation, maintenance and management of the Building;

                (ii) Costs of goods, tools, supplies and services supplied or used in or with respect to the operation, maintenance and management of the Building, including without limitation the cost of insurance premiums; cleaning, painting, janitorial, trash removal, security and other services; legal, accounting and other consultants' fees; operation of elevators and security systems; heating, cooling, air conditioning and ventilating; hot and cold water, gas, electricity, sewer and other utilities; maintenance of and repairs to the Building, and to any equipment, machinery or apparatus, therein; window cleaning; service agreements on equipment; licenses, permits and inspections; depreciation on personal property, toots and moveable equipment used in the repair, maintenance or operation of the Building; contesting the validity or applicability of any law if a successful contest would reduce Costs of Operation; maintenance and repairs of the structural components, building systems, and finish work relating to the parking garage; and of the landscaping, signs, plazas, furnishings, water elements, sidewalks, streets and walkways in or adjacent to the Building;

                (iii) Management fees and other costs and expenses paid to Landlord's managing agent; or, if Landlord acts as the managing agent, a sum in lieu thereof which does not exceed the then-prevailing rates for management fees for other first-class office buildings in Beverly Hills;

                (iv) Costs of capital improvements and replacements which are intended to reduce Costs of Operations or which are required by law, and which are made after completion of the Building shell and amortized (with interest at prevailing rates) over the useful life of such improvements;

                (v)  Rentals  paid  by  Landlord   with  respect  to  machinery,
equipment, tools, materials, facilities or systems for the normal management, maintenance or operation of the Building;

                (vi) All expenses and costs incurred by Landlord as a result of or in order to comply,with laws, including without limitation laws pertaining to energy or natural resource conservation or environmental protection, and all charges, taxes, surcharges, assessments or penalties imposed by any government agency or public utility as a means of conserving or controlling the consumption of water, gas, electricity, energy, natural resources, or other products or services; and

                (vii) All of the following: (A) all taxes, general and special assessments, duties, charges, and levies of every kind, character and description whatsoever, levied, imposed or charged upon or against the Building or any part hereof or the various estates in the Building or any part thereof or upon Landlord with respect thereto, except as set forth in Section 9.05; (B) all taxes levied, imposed or charged on real and personal property used in the operation, maintenance or management of the Building; (C) all taxes levied, imposed or charged against or measured by or based upon the rent payable by lessees and occupants of the Building or the value of the Building or any part thereof; (D) all taxes imposed or charged in the future in lieu there of or for which Landlord is liable with respect to the Building; (E) all sales,' use, and utility taxes and other similar amounts which are expensed by Landlord in connection with the Building; and (F) costs and expenses incurred by Landlord in contesting the amount, validity or applicability of any of the foregoing; but not including Landlord's income, franchise, gift, estate, inheritance, transfer, excise or excess-profits taxes to the extent that any such income, franchise, gift, estate, inheritance, transfer, excise or excess-profits taxes are not levied in whole or partial substitution for any other taxes; recoveries through protest, appeals or other actions taken by Landlord, after deduction of all costs and expenses, including legal and other professional fees and costs, shall be deducted for the year of receipt.

        (b) Costs of Operation -- Exclusions. Costs of Operation shall exclude the following:

                (i) Costs incurred by Landlord with respect to goods and services supplied to lessees and occupants of the Building to the extent that such lessees and occupants directly reimburse Landlord for such costs other than as provided in this Article 4;

                (ii) Costs incurred by Landlord for the repair of damage to the Building to the extent that Landlord is reimbursed by insurance proceeds;

                (iii)  Costs   incurred  by   Landlord   with   respect  to  the
installation of tenant improvements made for tenants in the Building;

                (iv) Depreciation (other than on personal property, tools and moveable equipment as described in Clause (ii) of Subsection 4.01(a) above), interest and principal on mortgages encumbering the Building or the Land;

                (v)  Landlord's  direct   out-of-pocket   costs  for  labor  and
materials for the operation of the parking garage:

                (vi) Costs incurred in connection with the leasing of space in the Building and the renewal or enforcement of existing leases, including leasing commissions and brokerage fees, legal fees, tenant improvements costs and allowances and advertising expenses, except advertising expenses related to public relations or community activities;

                (vii) Costs of purchasing line art works (except that graphics, signs and conventional decoration shall not be excluded); and

                (viii) Costs and expenses otherwise includable in Costs of Operation, to the extent that the Landlord is reimbursed or paid from other sources for such costs and expense.

        (c) Costs of Operation - Adjustments. If more or less than 95 percent of the Rentable Area of the Building is occupied and fully serviced during any period in a Lease Year, then the Costs of Operation for such Lease Year shall be adjusted to what the Costs of Operation would have been if 95 percent of the Rentable Area of the Building had been occupied and fully serviced throughout such Lease Year.

        (d) Lease Year. "Lease Year" shall mean any calendar year that overlaps the Lease Term as to any period.

4.02 ADJUSTMENT OF RENTS.

        (a) Costs of Operation. Tenant shall pay, as Additional Charges, an amount equal to the amount, if any, by which the product of Costs of Operation multiplied by Tenant's Share exceeds the Costs if Operation for 2002. Tenant shall pay such Additional Charges in the following manner: commencing as of January I of the Lease Year, on or before the first day of each calendar month. Tenant shall pay Landlord one-twelfth (1/12) of the amount of the Additional Charges, as reasonably estimated by Landlord, due from Tenant for the Lease Year pursuant to Subsection 4.02(a), as shown by a statement provided by Landlord to Tenant ("Landlord's statement"). There shall be a final adjustment at the end of each Lease Year, to reflect actual Costs of Operation for said Lease Year.

        (b) Revised Estimates. Quarterly during the Lease Year, if Landlord has received evidence indicating an increase in Costs of Operation over that set forth in Landlord's statement, Landlord may revise its estimates of Costs of Operation for the Lease Year. The amounts of Additional Charges on account of Costs of Operation, and the installment payments with respect thereto, shall then be adjusted as necessary to assure that, as nearly as possible, Tenant shall have paid Tenant's Share of Additional Charges on account of Costs of Operation, based on the revised estimates, by the end of the Lease Year.

        (c) Final Statement. As soon as practicable after the end of each Lease Year, Landlord shall present Tenant with a final statement ("Landlord's final statement") of actual Costs of Operation for such Lease Year. Within five days of presentation of Landlord's final statement, Tenant shall pay Landlord, as Additional Charges, any amount due for Tenant's Share of Costs of Operation. Any credit due Tenant for overpayment of Tenant's Share of Costs of Operation shall be credited against the monthly installments of Basic Rent next coming due (except that Landlord shall refund to Tenant the amount of any such credit for the final Lease Year in the Lease Term). Tenant shall have 30 days after presentation of Landlord's final statement within which to object in writing to the accuracy of Landlord's final statement; after expiration of said 30-day period, Landlord's final statement shall be conclusive and binding on Tenant. Until resolution thereof, objection by Tenant shall not excuse or abate Tenant's obligation to make the payments required by this Section 4.02.

                                    ARTICLE 5
                                SECURITY DEPOSIT

5.01 SECURITY DEPOSIT. Concurrently with Tenant's execution of this Lease, Tenant shall deposit the Security Deposit with Landlord. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant hereunder. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of Rents, Landlord may (but shall not be required to) use, apply, or retain all or any part of this security deposit for the payment of any Rents in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage, direct or indirect, which Landlord may suffer by reason of Tenant's default. It any portion of said deposit is so used or applied, then Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days following expiration of the Lease Term. If a termination of Landlord's interest in this Lease occurs, then Landlord shall transfer said deposit to Landlord's successor in interest.

                                    ARTICLE 6
                           USE AND COMPLIANCE WITH LAW

6.01 USE. Tenant shall use and occupy the Premises for the Permitted Use and for no other purpose whatsoever, and shall obtain and maintain all licenses and permits required therefor by law.

6.02 PROHIBITED USES. Tenant shall not at any time use or occupy or allow any person to use or occupy the Premises, or do or permit anything to be done or kept in the Premises, in any manner which (a) violates any certificate of occupancy in force of the Premises or for the Building; (b) causes or is likely to cause damage to the Building, the Premises or any equipment, facilities or other systems therein; (c) constitutes a violation of any law, license, or permit, or is considered a hazardous or toxic substance, material, or waste under California or federal law; (d) violates a requirement or condition of the standard fire insurance policy issued for office buildings in the City of Beverly Hills; (e) impairs the character, reputation, image or appearance of the Building as a first-class office building; (f) impairs the proper and economic maintenance, operation and repair of the Building or its equipment, facilities or systems; (g) constitutes a nuisance, annoyance or inconvenience to other lessees or occupants of the Building, or interferes with or disrupts the use or occupancy of any area of the Building (other than the Premises) by other lessees or occupants; (h) interferes with the transmission or reception of microwave, television, radio or other communications signals by antennae located on the roof of the Building or elsewhere in the Building; (i) constitutes an unlawful, immoral or objectionable occurrence or condition; or (j) results in repeated demonstrations, bomb threats or other events which require evacuation of the Building or otherwise disrupt the use, occupancy or quiet enjoyment of the Building by other lessees and occupants. Tenant shall not use or allow another person to use any part of the Premises for a restaurant or bar; the storage, manufacture or sale of food, beverages, liquor, tobacco in any form or drugs (except that Tenant may maintain vending machines for the use of its officers, employees and invitees and except that Tenant's officers and employees may bring food, beverages, tobacco and medicine onto the Premises for their personal and lawful consumption); the business of photocopying or offset printing (but Tenant may use part of the Premises for photocopying or offset printing in connection with its own business); medical or dental offices or laboratories; a typing or stenography business; a barber, beauty or manicure shop; a school or classroom; the manufacture, retail sale or auction of merchandise, goods, or property of any kind; cooking (except that Tenant may maintain one or more coffee or lunch rooms and/or kitchens for the exclusive use of Tenant's officers, employees and invitees); lodging or sleeping; or for immoral purposes. No noise, vibration, smoke, gasses or odor shall be permitted to escape from the Premises.

6.03 COMPLIANCE BY TENANT. Tenant shall, at Tenant's expense, comply with all laws that impose any obligation, order or duty on Landlord or Tenant, arising from or related to (a) Tenant's use of the Premises; (b) the manner of conduct of Tenant's business or operation of its installations, equipment or other property therein; (c) any cause or condition created by or at the instance of Tenant; or (d) breach of any Tenant's obligations hereunder; and Tenant shall pay all the costs, expenses, fines, penalties and damages, including attorneys' fees and costs, which may be imposed upon Landlord by reason of or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section. Where Tenant's compliance as required by this Section necessitates actions by Tenant for which another provision of this Lease requires Landlord's consent, Tenant shall obtain Landlord's consent pursuant to such other provision before taking such actions.

                                    ARTICLE 7
                                    INSURANCE

7.01 USE OF PREMISES. Tenant shall not violate, or permit the violation of, any condition, standard for use in California, imposed by any insurance policy covering or relating to the Building, and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Promises (a) which might subject Landlord to any liability or responsibility for personal injury or death or property damage, or (b) which might increase any insurance rate with respect to the Building over the rate which would otherwise then be in effect, or (c) which might result in insurance companies of good standing refusing to insure the Building in amounts satisfactory to Landlord, or (d) which might result in the cancellation of any policy covering or relating to the Building or the assertion of any defense by the insurer in whole or in part to claims under any such policy.

7.02 CASUALTY INSURANCE. During the Lease Term, Landlord shall maintain All Risk Coverage insurance, covering the Building and insuring the Building in the amount of its full replacement value, with loss of rents coverage, and the amount of any deductible shall be determined by Landlord but shall not exceed that which is commercially reasonable for a first-class office building. During the Lease Term, Tenant shall maintain, at Tenant's expense, All Risk Coverage insurance covering Tenant's Property, and insuring Tenant's Property in the amount of its full replacement value.

7.03 LIABILITY INSURANCE. During the Lease Term. Landlord shall maintain public liability insurance covering the Building and insuring against all hazards and risks customarily insured against by persons operating first-class office buildings. Tenant, at its expense, shall maintain at all times during the

Lease Term public liability insurance with respect to the Premises, their use and occupancy by Tenant and the conduct or operation of business therein, with combined single-limit coverage of not less than $2,000,000. Landlord may from time to time increase the policy amount to be maintained by Tenant under this Section as Landlord deems necessary in order to maintain adequate liability coverage.

7.04 WAIVER OF SUBROGATION. Landlord and Tenant shall each secure an appropriate clause in, or an endorsement upon, each insurance policy required by this Article, pursuant to which the insurance company waives subrogation or permits the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party without invalidating the coverage under the insurance policy. On Tenant's policies, the waiver of subrogation or permission for waiver of any claim shall extend to Landlord, Landlord's Affiliates and its and their agents and employees. On Landlord's policies, the waiver of subrogation or permission for waiver of any claim shall extend to Tenant and its agents and employees. Each party hereby releases the above-named persons with respect to any claim (including a claim for negligence) which it might otherwise have against them for injury, loss, damage or destruction occurring during the Lease Term and covered by the policies required of Tenant or Landlord under this Article.

7.05 POLICY REQUIREMENTS. Landlord, Landlord's Affiliates and its and their agents and employees, and any lessor or mortgagee whose name and address shall have been furnished to Tenant shall be designated as additional insured parties on any insurance policy required by this Article. Tenant shall deliver to Landlord fully paid-for policies or certificates of insurance for the insurance coverage required by this Article, in form satisfactory to Landlord, issued by the insurance company or its authorized agent, at least 20 days before the Commencement Date. All policies shall provide that they cannot be cancelled or modified unless Landlord, and any other additional insured party, are given at least 30 days' prior written notice of such cancellation or modification.

7.06 PREMIUM INCREASE. If, by reason of any action or omission by Tenant in default of any of its obligations under this Lease, or by reason of any Tenant Work installed in the Premises, the premiums on Landlord's insurance on the Building are higher than they otherwise would be, Tenant shall reimburse Landlord, on demand, as Additional Charges, for that part of the premiums attributable to the default by Tenant or the Tenant Work.

                                    ARTICLE 8
                                   ALTERATIONS

8.01 CONDITIONS. With Landlord's prior approval, which shall not be unreasonably withheld. Tenant may from time to time, at its expense, make such alterations ("Alterations") in and to the Premises as Tenant may reasonably consider necessary or as may be required by law, license, or permit for the conduct of its business in the Premises, provided and upon the conditions that (a) the
Alterations do not affect the outside appearance of the Building or the appearance of the common areas of the Building and are not visible from the outside of the Building or from the common areas of the Building; (b) the Alterations are non-structural and do not impair the strength of the Building;
(c) the Alterations are to the interior of the Premises and do not affect any part of the Building outside of the Premises; (d) the Alterations do not affect the proper functioning of the mechanical, electrical, sanitary and other service systems of the Building, or increase the usage of such systems by Tenant; (e) before proceeding with any Alteration, Tenant shall submit to Landlord, for
Landlord's approval, plans and specifications for the work to be done, and Tenant shall not proceed with such work until it obtains Landlord's approval, which shall not be unreasonably withheld; (f) Tenant shall pay to Landlord upon demand the reasonable direct, out-of-pocket costs and expenses actually incurred by Landlord in. reviewing Tenant's plans and specifications and inspecting the Alterations to determine whether they are being performed in accordance with the approved plans and specifications and in compliance with law, including, without limitation, the fees of any architect, engineer or attorney employed by Landlord for such purpose; (g) before proceeding with any Alteration which is reasonably estimated to cost more than $10,000 (exclusive of the costs of items constituting Tenant's Property, as defined in Section 9.02), Tenant shall comply with the requirements of Section 8.04; (h) not less than 15 days, nor more than 20 days prior to commencement of the Alterations, Tenant shall notify Landlord of the work commencement date, in order that Landlord may post notices of nonresponsibility about the Premises; (i) Tenant shall obtain and maintain such insurance therefor as is acceptable to Landlord; and (j) Tenant shall fully and promptly comply with and observe the rules and regulations of Landlord then in force with respect to the making of Alterations.

8.02 PERFORMANCE. Tenant shall obtain all necessary governmental permits and certificates, at Tenant's sole cost and expense, for the commencement and prosecution of Alterations and for final approval of the Alterations upon completion. If Landlord does not perform the Alterations as contractor. Tenant shall retain at its sole expense a reputable contractor, selected from Landlord's list of acceptable contractors and then independently approved by Landlord for the specific Alterations, to perform the Alterations in compliance with the permits and certificates and applicable law. Alterations shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the better of '(i) the original installations of the Building, or (ii) the prevailing Building standards established by Landlord. Any Alterations in the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other systems of the Building shall be performed only by contractors designated by Landlord. Alterations shall be performed in a manner that does not interfere with, delay, or impose additional expense on Landlord in the construction, maintenance, repair or operation of the Building; and if any additional expense is incurred by Landlord as a result of Alterations, Tenant shall reimburse Landlord for the additional expense upon demand, as Additional Charges.

8.03 LIENS. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed. materials furnished, or obligations incurred by or on behalf of Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of any improvements, additions, or alterations in the Premises which Tenant desires to make to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

8.04 SECURITY FOR PERFORMANCE. When required by Section 8.01 and/or Section 10.02, Tenant shall obtain and deliver to Landlord a performance bond and a labor and materials payment bond for the benefit of Landlord, issued by a corporate surety licensed to do business in California, each in an amount equal to 125 percent of the estimated cost of the Alterations and in form satisfactory to Landlord.

8.05 MISCELLANEOUS. Landlord reserves the right to perform the Alterations as contractor. In that event, Tenant need not comply with Subsection 8.01(g) and Landlord shall perform the Alterations for the price plus contractor's overhead and profit set forth in the contractor's bid which Tenant would have accepted, and Tenant shall pay to Landlord the amount of the Bid Price as and when the Bid Price is required to be paid under the bid. Any bid obtained by Tenant and the contractor making the bid shall satisfy the criteria specified in Sections 6.06 and 8.02. Tenant agrees that the review and approval by Landlord of Tenant's plans and specifications for Alterations are solely for Landlord's benefit. Landlord shall have no duty toward Tenant, nor shall Landlord be deemed to have made any representation or warranty to Tenant with respect to the safety, adequacy, correctness, efficiency or compliance with law of the plans and specifications, the Alterations or their design, or any other matter regarding the Alterations.

                                    ARTICLE 9
                         LANDLORD'S AND TENANTS PROPERTY

9.01 FIXTURES. All fixtures, equipment (other than communications and office equipment referred to in Section 9.02), improvements and appurtenances ("Fixtures") attached to or built into the Premises at the Commencement Date or during the Lease Term, including Alterations, shall become and remain a part of the Premises and the property of Landlord, regardless of whether the Fixtures were installed by Tenant or at Tenant's expense, and shall not be removed by Tenant.

9.02 TENANT'S PROPERTY. All communications and office equipment, whether or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant, without expense to Landlord, and which can be removed without substantial damage to the Premises or the

Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant (or leased from any person except Landlord) and located in the Premises shall remain the property of Tenant ("Tenant's Property") and may be removed by Tenant at any time during the Lease Term if Tenant is not in default under this Lease at the time of removal. If any of Tenant's Property is installed, relocated, or removed, Tenant shall repair, at its sole expense, any damage to the Premises or to the Building resulting from the installation, relocation, or removal of Tenant's Property.

9.03 REMOVAL AT TERMINATION. Prior to the expiration of the Lease Term, or immediately upon any earlier termination of this Lease, Tenant, at its expense, shall remove from the Premises all of Tenant's Property (except such items thereof which are the property of Landlord or as Landlord has expressly permitted to remain, which shall become the property of Landlord), and Tenant shall repair any damage to the Premises or the Building resulting from the installation, relocation, or removal of Tenant's Property.

9.04 ABANDONMENT. Landlord, at its option, may consider items of Tenant's Property that remain in the Premises after the expiration of the Lease Term, or any earlier termination of this Lease, to have been abandoned, and in that event such items may be retained by Landlord as its property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine, and at Tenant's expense.

9.05 TAXES ON TENANT'S PROPERTY AND NON-STANDARD TENANT IMPROVEMENTS.

        (a) TENANT'S PROPERTY. At least 10 days prior to delinquency, Tenant shall pay all taxes levied or assessed upon Tenant's Property. If the assessed value of the Building, the Premises, or property of Landlord is increased by the inclusion of a value placed upon Tenant's Property, Tenant shall pay to Landlord, upon demand as Additional Charges, the taxes levied against Landlord on account of the included value of Tenant's Property.

        (b) TENANT'S WORK. Tenant shall pay to Landlord, upon demand, as Additional Charges, such portion of all real estate taxes levied or assessed against Landlord which are attributable to that portion of the value of tenant improvements installed in the Premises in excess of an amount equal to that of Building standard improvements. For the purposes of calculating the amount payable by Tenant pursuant to this Subsection 9.05(b), the value of tenant improvements installed in the Premises shall be deemed to be equal to the cost of such tenant improvements, including any fees paid to Landlord in connection therewith, and including any Alterations performed pursuant to Section 8.01.

                                   ARTICLE 10
                             REPAIRS AND MAINTENANCE

10.01 LANDLORD'S OBLIGATIONS. Landlord shall keep and maintain the Building's exterior walls, glass, roof and foundation and the public portions of the Building and the Building systems and facilities serving the Premises and the Base Building Work (as defined in the Work Letter) located in the Premises and, if Tenant constructed the tenant improvements under the Work Letter, the improvements and fixtures described in Paragraphs 3.3. 3.4 and 3.5 of the Work Letter, in proper working order, condition and repair, unless provided otherwise herein. However, Landlord shall have no obligation to perform any repairs unless Landlord has knowledge of the need for such repairs or until Tenant has notified Landlord in writing of the need for such repairs, describing the needed repairs in reasonable detail.

10.02 TENANT'S OBLIGATIONS. Tenant shall, at its sole cost and expense throughout the Lease Term, take good care of the Premises, the Fixtures and Tenant's Property except as provided otherwise in Sections 10.01 and 13.01. Tenant shall be responsible for all repairs, maintenance and replacement of doors, interior glass, and wall and floor coverings in the Premises and improvements in the Premises described as Tenant's Work in the Work Letter (excluding, if Tenant constructed the tenant improvements, the HVAC and life safety system described in Paragraphs 3.3, 3.4 and 3.5 of the Work Letter, and excluding the extent to which such responsibility is covered by insurance proceeds received by Landlord under policies held by Landlord in accordance with
Section 7.02) and for the repair and maintenance of all water fountains, sinks and sanitary and electrical fixtures and equipment in the Premises.

Tenant shall be responsible for all maintenance and repairs, interior and exterior, structural and nonstructural, ordinary and extraordinary, of the Premises, the Building and the Building's facilities and systems, made necessary, in whole or in part, by (a) the performance or existence of Tenant's Work (as defined in the Work Letter) or Alterations; (b) the installation, use or operation of Tenant's Property in the Premises; (c) the moving of Tenant's Property in or out of the Building; or (d) any act, omission, misuse or neglect by Tenant or its officers, partners, employees, agents, contractors or invitees. All Tenant repair work shall be subject to all of the provisions of Article 8 regarding Alterations. Landlord shall perform or cause to be performed, at Tenant's expense, any other repairs of the Building and its facilities and systems for which Tenant is responsible. Tenant shall reimburse Landlord on demand, as Additional Charges, for the costs of such repairs.

10.03 EXCULPATION OF LANDLORD FOR REPAIRS. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant, and Tenant's covenants and obligations under this Lease shall not be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord making any maintenance, repairs, alterations, additions or improvements in or to any portion of the Building or the Premises or in or to the fixtures, equipment or appurtenances of the Building or the Premises, which Landlord is required or permitted to make by this Lease, or which are required by law, or which Landlord deems appropriate, excepting any direct (but not consequential) damages to the extent caused by the negligence or willful misconduct of Landlord or its employees. Landlord shall have the right to erect scaffolding and barricades in the Premises and the Building for purposes of such repairs, provided that such structures do not unreasonably impair access to the Premises. Tenant waives any rights it may have under California Civil Code Sections 1941 and 1942, and any other provisions of law now or hereafter in force, regarding the duties of a lessor to repair leased premises or the rights of lessees to make repairs if the lessor fails to do so.

10.04 NOTICES. Tenant shall give prompt notice to Landlord of (a) any occurrence in or about the Premises for which Landlord might be liable; (b) any fire or other casualty in the Premises; (c) any damage to or defect in the Premises, including the Fixtures, for the repair of which Landlord might be responsible; and (d) any damage to or defect in any part or appurtenance of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator or other systems located in or passing through the Premises.

                                   ARTICLE 11
                             UTILITIES AND SERVICES

11.01 BASIC UTILITIES AND SERVICES. Landlord shall furnish to the Premises during "Business Hours," which are the periods from 8:00 a.m. to 6:00 p.m. Monday through Friday and 9:00 a.m. to 2:00 p.m. Saturday, except for New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, Christmas, and such other holidays as are generally observed in the City of Beverly Hills by the closing of businesses, and subject to the rules and regulations from time to time established by Landlord, (a) heating, air conditioning and ventilation in amounts reasonably required for the use and occupancy of the Premises; (b) freight and passenger elevator service; (c) electricity in amounts required for normal lighting by the Building's standard overhead fluorescent fixtures, and for normal office machines; and (d) hot and cold water in amounts required for normal lavatory, coffee room and drinking purposes. Subject to the provisions of Section 11.02 regarding charges for additional use, passenger elevator service, electricity and water will be available 24 hours a day, every day of the year. Landlord shall provide heating, air conditioning, ventilation, and freight elevator service at other than Business Hours by arrangement with Tenant, provided that Tenant is not then in default of this Lease and provided that Tenant pays Landlord's usual charges for such overtime use. Landlord shall provide janitorial service Monday through Friday, except for the holidays listed above, generally consistent with that furnished in other first-class office buildings in Beverly Hills, and window washing at intervals determined by Landlord. Tenant shall neither contract for, nor employ any labor in connection with, the maintenance, cleaning or other servicing of the Premises without the prior written consent of Landlord.

11.02 ADDITIONAL TENANT USE. At the Commencement Date, and from time to time thereafter, Landlord may impose a reasonable charge, as Additional Charges, and establish reasonable rules and regulations for (a) the use by Tenant of heating, air conditioning, ventilation, or freight elevators at any time other than during Business Hours; (b) the use by Tenant of heating, air conditioning, ventilation, water or electricity in amounts exceeding the amounts Landlord has undertaken to provide in Section 11.01; and (c) the use of any additional or unusual janitorial or cleaning services required because of any non-building standard improvements in the Premises (including glass or fragile surfaces), the carelessness of Tenant, the nature of Tenant's business (including the operation of Tenant's business (other than during Business Hours), or for the removal of any refuse and rubbish unusual in kind or amount. If Tenant consumes excess electricity. Landlord, or its electrical consultant, may install, at Tenant's expense, a meter to measure the electricity consumed on the Premises.

11.03 TEMPERATURE MAINTENANCE. Landlord makes no representation with respect to the adequacy or fitness of the air-conditioning or ventilation equipment in the Building to maintain temperatures which may be required for, or because of, any condition other than normal office equipment, normal electrical loads, or normal occupancy of the Premises, and Landlord shall have no liability for loss or damage in connection therewith.

11.04 EXCULPATION OF LANDLORD FOR UTILITIES. Landlord shall not be liable for any failure to furnish any services or utilities when such failure is caused by acts of God, war, civil disobedience, vandalism, accidents, breakage, repairs, strikes, lockouts, other labor disputes, alterations or improvements to the Premises or the Building, the inability to obtain an adequate supply of fuel, water, electricity, labor or other supplies, or for any other condition beyond Landlord's reasonable control, including, without limitation, any governmental energy conservation program, and Tenant shall not be entitled to any damages nor shall such failure abate or suspend Tenant's obligation to pay the Rents or constitute or be construed as a constructive or other eviction of Tenant. Neither Landlord's actions nor its failure to act shall entitle Tenant to any damages, abate or suspend Tenant's obligation to pay the Rents, or constitute or be construed as a constructive or other eviction of Tenant.

11.05 SECURITY. Landlord shall institute reasonable security measures for the Building, but Landlord makes no warranty, representation, or guaranty that such measures will adequately protect persons or property from loss or injury.

11.06 ACCESS. Landlord, the cleaning contractor and their employees shall have access to the Premises after 5:30 p.m. and before 8:00 a.m. and shall have the right to use, without charge therefor, all light, power and water in the Premises reasonably required to clean the Premises.

11.07 DIRECTORY LISTING. Landlord, at Tenant's request, shall maintain listings of the name of Tenant (and the names of any of Tenant's officers and employees) on the Building directory located in the ground floor lobby, provided that the names so listed shall not use more than two lines of such directory for every 1,000 square feet of Rentable Area of the Premises (rounded to the nearest full line). The reasonable charge of Landlord for any changes in such listings shall be paid by Tenant to Landlord as Additional Charges.

                                   ARTICLE 12
                               RIGHTS OF LANDLORD

12.01 RESERVATION FROM PREMISES. Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Premises, Landlord reserves from the Premises all of the Building, including, without limitation, the roof, exterior Buildings walls, core corridor walls and doors, any terraces or roofs adjacent to the Premises, the space between hung ceilings and the slab above and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric, telephonic or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair of the Premises or the Building. Landlord reserves the right, and Tenant shall permit Landlord, to install, erect, use and maintain pipes, ducts and conduits in and through the Premises; provided, that Landlord shall disguise, conceal or camouflage the pipes, ducts and conduits.

12.02 ENTRY BY LANDLORD. Landlord and its agents shall have the right to enter or pass through the Premises at reasonable times (a) to examine the Premises and to show them to actual and prospective lenders, mortgagees, purchasers, and lessees of the Building and (b) to make repairs, alterations, additions and improvements in the Premises, the Building or Building facilities and equipment. Any entry by Landlord shall be made on reasonable advance oral notice, except in emergency situations. In exercising its rights under this Section, Landlord shall take reasonable mleasures to avoid unnecessary interference with Tenant's use and occupancy of the Premises. Landlord shall have a pass key to the Premises and shall be allowed to bring materials and equipment into the Premises as required in connection with repairs, alterations, additions and improvements, without any liability to Tenant and without any reduction of Tenant's covenants and obligations, and may do so (but shall not be obligated to do so) on an overtime basis.

12.03 TEMPORARY OBSTRUCTIONS OF LIGHT OR VIEW; CLOSURES. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Building, or if any part of the Building, other than the Premises, is temporarily or permanently closed or inoperable, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

12.04 EXHIBITING THE PREMISES. During a period of 18 months prior to the expiration of the Lease Term, Landlord and its agents may exhibit the Premises to prospective tenants during normal business hours, on reasonable advance written or oral notice to Tenant.

12.05 ENTRY PRIOR TO END OF TERM. If, during the last month of the Lease Term, Tenant has removed all or substantially all of Tenant's Property from the Premises, Landlord may, without notice to Tenant, immediately enter the Premises and alter, renovate and decorate the same, without liability to Tenant and without reducing or otherwise affecting Tenant's covenants and obligations hereunder.

12.06 BUILDING NAME AND ADDRESS. Landlord reserves the right at any time, without notice or liability to Tenant, to change the Building's name or address.

12.07 ALTERATIONS OF BUILDING. Landlord reserves the right, at any time, without incurring any liability to Tenant therefor and without affecting or reducing any of Tenant's covenants and obligations hereunder, to make such changes, alterations, additions and improvements in or to the Building and its systems and equipment, as well as in or to street entrances, doors, halls, passages, elevators, escalators and stairways, and other public parts of the Building, as Landlord shall deem necessary or desirable. However, Landlord shall not materially interfere with Tenant's use of the Premises.

12.08 OTHER RIGHTS. The enumeration of rights of Landlord in this Article is (not all-inclusive, and shall not be construed to preclude or limit other rights reserved to Landlord by this Lease or by law.

                                   ARTICLE 13
                              DAMAGE OR DESTRUCTION

13.01 ABATEMENT. If the Premises are damaged by fire or other perils covered by extended coverage insurance, but subject to Landlord's rights under Section 13.02, Landlord agrees to forthwith repair same to the extent of insurance proceeds actually received by Landlord, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Basic Rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall materially interfere with the conduct of Tenant's business within the Premises. If the damage is due to the fault or neglect of Tenant or any officer, agent, employee, invitee, or principal of Tenant, there shall be no such abatement. Tenant, for all purposes under this Lease, hereby waives the provisions of California Civil Code ss.ss. 1932 and 1933 and those of any law of similar import now or hereafter enacted.

13.02 RECONSTRUCTION. If the Premises are damaged by fire or other perils covered by fire and extended coverage insurance and such is not the result of the act or omission of Tenant or any officer, agent, employee, guest, invitee, or principal of Tenant, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the Promises. If such destruction of the Premises is to an extent of ten percent (10%) or more of the full replacement cost, then Landlord shall have the option: (a) to repair or restore such damage, in which case this Lease shall continue in full force and effect, but the Basic Rent shall be proportionately reduced as set forth in
Section 13.01; or (b) to give notice to Tenant at any time within sixty (60) days after such damage, in which case this Lease shall terminate as of the date specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice, and all interest of Tenant in the Premises shall terminate on said date, and all Rents shall be paid up to the date of said such termination.

                                   ARTICLE 14
                                 EMINENT DOMAIN

14.01 TAKING. If more than twenty-five percent (25%) of the Premises is taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, within sixty
(60) days after said taking, to terminate this Lease upon thirty (30) days written notice. If any portion of the Premises is taken and neither party elects to terminate as herein provided, then the Basic Rent thereafter to be paid shall be equitably reduced. If any material part of the Building other than the Premises is taken or appropriated, then within sixty (60) days of said taking, Landlord may terminate this Lease upon written notice to Tenant. If any taking or appropriation whatsoever occurs, then Landlord shall be entitled to any and all awards and/or settlements which may be given, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or any portion of Tenant's leasehold estate.

                                   ARTICLE 15
                              SURRENDER OF PREMISES

15.01 SURRENDER. On the last day of the Lease Term, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Premises. Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, ordinary wear and tear excepted and also excepting any damage or destruction caused by fire or other casualty which Tenant is not obligated by this Lease to repair. Upon expiration of the Lease Term or earlier termination of this Lease, all of Tenant's right, title and interest in the Premises or the Building, including any possessory interest, shall cease.

15.02 ACCEPTANCE OF SURRENDER. Prior to expiration of the Lease Term or earlier termination of this Lease, no act or thing done by Landlord or its agents shall be deemed an acceptance of surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.

15.03 NO MERGER. The surrender of this Lease by Tenant or the termination of this Lease prior to expiration of the Lease Term shall not constitute a merger, and, at the option of Landlord, shall operate as an assignment to Landlord of any subleases of the Premises.

15.04 NO HOLDING OVER. There shall be no holding over by Tenant after expiration of the Lease Term, and the failure by Tenant to deliver possession of the Premises to Landlord shall be an unlawful detainer.

                                   ARTICLE 16
                                DEFAULT BY TENANT

16.01 DEFAULT. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

        (a) Tenant's failure to pay Basic Rent or Additional Charges when due;

        (b) Tenant's failure to take possession of the Premises within 15 days after tendered by Landlord, or Tenant's abandonment or vacation of the Premises;

        (c) Tenant's failure to observe and perform any other provisions of this Lease to be observed or performed by Tenant, where such failure continues for 15 days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such failure is such that it cannot reasonably be cured within such 15-day period, Tenant shall not be deemed to be in default under this Subsection 16.01(c) if Tenant commences to cure such failure within that period and thereafter diligently proceeds to completion;

        (d) Tenant's making any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within 60 days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within 30 days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within 30 days;

        (e) Tenant's failure to observe or perform according to the provisions of Article 8 or Section 6.03 where such failure continues for more than 24 hours after notice from Landlord;

        (f) The committing of waste on the Premises; or

        (g) The hypothecation or assignment of this Lease or subletting of the Premises, or attempts at such actions, in violation of Article 19.

        (h) Tenant's failure to supply any estoppel certificate required of Tenant under this Lease.

16.02 TERMINATION OF LEASE. If any such default by Tenant occurs, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving Tenant a notice of termination. It Landlord so terminates this Lease, then Landlord may recover from Tenant:

        (a) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

        (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

        (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the terms after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

        (d) Any other amount necessary to compensate Landlord for the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus

        (e) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

As used in subparagraphs (a) and (b) above, the "worth at the time of award" is computed by allowing interest from the date of termination until the time of award at the maximum rate allowable under state or federal law, or, if no such maximum rate applies, at the rate of 18 percent per annum. As used in subparagraph (c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

16.03 REENTRY BY LANDLORD. If any such default by Tenant occurs, Landlord shall also have the right, with or without terminating this Lease, to reenter the Premises and remove all persons and property; the removed property may be stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

16.04 ELECTION TO TERMINATE. No reentry or taking possession of the Premises by Landlord pursuant to Section 16.03 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

 16.05 REDEMPTION RIGHTS. Tenant, on behalf of itself and any and all persons claiming through or under Tenant, hereby waives and surrenders all right and privilege which it might have, under any law, to redeem the Premises or to have a continuance of this Lease after being dispossessed or ejected from the Premises by process of law or under the terms of this Lease or after the termination of this Lease.

16.06 APPLICATION OF RENT PAYMENTS. Tenant waives all rights that it may have under present or future law to designate the items to which any payments made by Tenant are to be credited. Tenant agrees that Landlord may apply any payments made by Tenant to such items as Landlord sees fit, irrespective of any designation or request by Tenant as to the items to which such payments should be credited.

16.07 COUNTERCLAIMS. Tenant shall not interpose any counterclaim of any kind in any action or proceeding commenced by Landlord to recover possession of the Premises except those that would be waived by law due to Tenant's failure to so interpose. Tenant may assert any counterclaim in a separate action or proceeding.

16.08 PERFORMANCE BY LANDLORD. If Tenant shall default in the performance of any of Tenant's obligations under this Lease, and the default continues for 15 days after Landlord gives Tenant notice of the default, and Tenant has not commenced diligently to cure such default, Landlord, without thereby waiving or curing such default, may (but shall not be obligated to) perform the defaulted obligation for the account and at the expense of Tenant. Landlord may perform Tenant's defaulted obligation without notice in a case of emergency, also at Tenant's sole cost and expense.

16.09 PAYMENT OF LANDLORD'S EXPENSE. Any expenses incurred by Landlord in connection with any performance by it for the account of Tenant under Section 16.08, and all costs and expenses, including reasonable attorneys' fees (whether or not legal proceedings are instituted), involved in collecting Rents or enforcing the obligations of Tenant under this Lease, including the cost and expense of instituting and prosecuting legal proceedings or recovering possession of the Premises after default by Tenant or upon expiration or sooner termination of this Lease, shall be due and payable by Tenant as Additional Charges.

16.10 POST-JUDGMENT INTEREST. The amount of any judgment obtained by Landlord against Tenant in any legal proceeding arising out of a default by Tenant under this Lease shall bear interest until paid at the maximum rate allowed by law, or, if no such maximum rate prevails, at the rate of 18 percent per annum. Notwithstanding California Civil Code ss. 3287 to the contrary, if any damages were certain or ascertainable by calculation, then such interest shall accrue from the day that the right to such damages vested in Landlord, and if any claim is unliquidated, such interest shall accrue from the day such claim arose.

16.11 NO WAIVERS. The failure of Landlord to insist, in any one or more instances, upon the strict performance by Tenant of any of Tenant's obligations under this Lease, or to exercise any right or remedy given Landlord upon a default by Tenant, shall not be construed as a waiver or relinquishment for the future, and the obligations of Tenant and Landlord's rights and remedies upon a default shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of Rents with knowledge of a breach by Tenant of any obligaiton of this Lease shall not be deemed a waiver of such breach.

16.12 REMEDIES NOT EXCLUSIVE. The rights and remedies provided to Landlord in this Article are not exclusive, and Landlord may exercise any other right or remedy it may have pursuant to this Lease, at law or in equity.

16.13 QUARTERLY PAYMENTS. Landlord reserves the right to collect, quarterly in advance, any and all amounts owed by Tenant under this Lease after Tenant has defaulted hereunder, as defined in this Article and notwithstanding the subsequent cure of any or all of such defaults, three or more times in any consecutive twelve month period. Tenant shall begin such payments on the first day of the calendar month immediately following notice from Landlord of the exercise of such right. Tenant shall pay all intra-quarterly upward adjustments within ten days of notice of same from Landlord, and Landlord shall credit Tenant's next quarterly payment with all intra-quarterly downward adjustments. Such right may be exercised by Landlord in Landlord's absolute discretion, and shall not be construed as an obligation of Landlord.

                                   ARTICLE 17
                          SUBORDINATION AND ATTORNMENT

17.01 OPERATION. Upon request of Landlord, Tenant shall subordinate, in writing, its rights hereunder to the lien of any mortgage or deed of trust, given to any person, now or hereafter in force against the Building or the Premises, and to all advances made or hereafter to be made upon the security thereof. If any proceedings are brought for foreclosure, or if the power of sale under any mortgage or deed of trust made by Landlord covering the Building or the Premises is exercised, then Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease. The provisions of this Article 17 to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

                                   ARTICLE 18
                                 QUIET ENJOYMENT

18.01 QUIET ENJOYMENT. So long as Tenant timely pays all the Rents and performs all of Tenant's other obligations hereunder within the time periods permitted under this Lease, Tenant shall peaceably and quietly have, hold and enjoy the Premises during the Lease Term without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this Lease and to any mortgages. This covenant is a covenant running with the land, and is not a personal covenant of Landlord.

                                   ARTICLE 19
                            ASSIGNMENTS AND SUBLEASES

19.01 CONSENT. Tenant shall not assign or sublease the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, except that Landlord shall have the unfettered right to withhold such approval of any proposed assignee or sublessee (the "Proposed Assignee"), (a) on the basis of the Proposed Assignee's character and/or reputation, (b) if the Proposed Assignee has negotiated with Landlord or Landlord's agent for a tenancy in the Building within the previous six months, (c) if the Proposed Assignee (or an affiliate thereof) is then a tenant of the Building, or (d) if the Proposed Assignee's proposed use of the Premises is not consistent with the Permitted Use. If the Proposed Assignee is approved by Landlord, any amounts collected by Tenant in excess of all Rents otherwise owed under this Lease (but not including amounts equal to the fair market value of personal property sold or leased by Tenant to the Proposed Assignee in connection with the assignment/sublease of the Premises) shall be paid to Landlord as Additional Charges. Landlord reserves the right to collect rent directly from the Proposed Assignee, and such collection shall not waive any obligation of Tenant under this Lease. No assignment or sublease of this Lease shall serve to release Tenant from any obligation under this Lease.

19.02 OFFER TO LANDLORD. Notwithstanding Section 19.01 to the contrary, if Tenant desires to assign or sublease the Premises, Tenant shall first offer the Premises to Landlord under terms and conditions at least as favorable to Landlord as those that would be offered to the Proposed Assignee. Landlord shall have not less than 60 days in which to accept said offer. If Landlord accepts said offer, Landlord and Tenant shall promptly execute documentation, acceptable to Landlord, to effect an assignment/sublease of the Premises to Landlord under said terms and conditions. If Landlord does not accept said offer, then Tenant shall have the rights described in Section 19.01. Any proposal made to a Proposed Assignee that is (a) materially more favorable to the Proposed Assignee than that offered Landlord, or (b) that is accepted by the Proposed Assignee more than 60 days after the earlier of (i) Landlord's rejection of the offer to Landlord, and (ii) Landlord's 60-day acceptance period described above, (c) shall be null and void and shall require a new offer to Landlord under the terms set forth in this Section 19.02.

19.03 CONSTRUCTIVE ASSIGNMENT. Any dissolution of Tenant, and any transaction or group of transactions that causes one or more persons, not previously controlling Tenant, to control Tenant (either alone or with other controlling persons), is hereby deemed to be an assignment of this Lease, and shall be subject to the terms of this Article 19. In the case of a partnership, controlling persons are deemed to be each general partner thereof, and in the case of a corporation.

controlling persons are deemed to be each shareholder of the corporation owning shares sufficient in number to impose said shareholder's will over that of other shareholders of the corporation.

                                   ARTICLE 20
                                    NOTICES

20.01 NOTICES. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands shall be sufficient if sent by United States Mail, postage prepaid, addressed to the party to be notified at its address at the Building (except that prior to the Commencement Date, Tenant's address for such purposes shall be as set forth in Section 1.11), or to such other person or place as such party may from time to time designate by notice to the other.

                                   ARTICLE 21
                              ESTOPPEL CERTIFICATES

21.01 ESTOPPEL CERTIFICATES. Within 10 days after a request by Landlord or Tenant, the other party shall execute an estoppel certificate, in form satisfactory to the requesting party, and shall deliver such certificate to whom the requesting party or any mortgagee shall direct, which (a) certifies that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and slating the modifications); (b) states the expiration date of the Lease Term and that there are no agreements to extend or renew the Lease Term or to permit any holding over (or if there are any such agreements, describes them and specifies the periods of extension or renewal); (c) certifies the dates through which Rents have been paid; (d) states whether or not, to the knowledge and belief of the certifying party, the requesting party is in default in performance of any of its obligations under this Lease, and specifies each default of which it has knowledge; (e) states whether or not, to the knowledge and belief of Tenant, any event has occurred which, with the giving of notice or passage of time, or both, would constitute a default by Landlord and, if such an event has occurred, specifies each such event; (f) states whether Tenant is entitled to any credits, offsets, defenses or deductions against payment of Rents, and, if so, describes them; and (g) states such other information as Landlord and/or a mortgagee shall reasonably request.

                                   ARTICLE 22
                             RELOCATION OF PREMISES

22.01 BUILDING PLANNING. If Landlord requires the Premises for use in conjunction with another suite or for any other reasons connected with the Building planning program, Landlord, upon notifying Tenant in writing, shall have the right to move Tenant to another space in the Building, at Landlord's sole cost and expense, and the terms and conditions of this Lease shall remain in full force and effect, except that the Premises shall be in a new location. If the new space does not meet with Tenant's reasonable approval, however, Tenant may cancel this Lease upon giving Landlord thirty (30) days' notice within ten (10) days after receipt of Landlord's notification. If Tenant refuses to permit Landlord to so move Tenant to such new location, then Landlord shall have the right to cancel and terminate this Lease effective immediately.

                                   ARTICLE 23
                                     BROKER

23.01 BROKER. Tenant covenants, warrants and represents that no broker except Tenant's Broker was instrumental in bringing about or consummating this Lease and that Tenant had no conversations or negotiations with any broker except Tenant's Broker concerning the leasing of the Premises. Tenant agrees to indemnify, defend and hold Landlord harmless against and from any claims for any brokerage commissions or finder's fees by persons other than Tenant's Broker, and all costs, expenses and liabilities incurred in connection with such claims, including attorneys' fees.

                                   ARTICLE 24
                         EXCULPATION AND INDEMNIFICATION

24.01 EXCULPATION. Neither Landlord, nor Landlord's Affiliates, nor any partner, director, officer, agent or employee of Landlord or Landlord's Affiliates, nor mortgagee or any director, officer, other agent or employee of such mortgagee, shall be liable to Tenant or its partners, directors, officers, contractors, agents, employees, invitees, sublessees or licensees (collectively, "Tenant's Agents"), for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, except to the extent caused by or resulting from the negligence or willful misconduct of Landlord or its employees in the operation or maintenance of the Premises or the Building. Further, neither Landlord, nor Landlord's Affiliates, nor any partner, director, officer, agent or employee of Landlord or Landlord's Affiliates, nor mortgagee or any director, officer, other agent or employee of such mortgagee, shall be liable (a) for any such damage caused by other lessees or persons in or about the Building, or caused by operations in construction of any private, public or quasi-public work, or (b) for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant.

24.02 INDEMNITY. Tenant shall defend, indemnify and hold harmless Landlord, Landlord's Affiliates, all mortgagees, and its and their respective partners, directors, officers, agents and employees from and against any and all direct and/or consequential claims, demands, liability, loss, damage, costs and expenses arising from or in connection with: (a) the conduct or management of the Premises or of Tenant's business therein, or any work or act whatsoever done, or any condition created by Tenant or Tenant's Agents in or about the Premises or the Building during the Lease Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises; (b) any act, omission or negligence of Tenant or Tenant's Agents;
(c) any accident, injury or damage whatsoever (except to the extent caused by Landlord's negligence or willful misconduct) occurring in or about the Premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; together with all costs, expenses and liabilities incurred in connection with each claim, action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses. Upon Landlord's demand before or after the expiration or earlier termination of the Lease Term, Tenant shall perform such acts, and shall execute such agreements, as are reasonably necessary to assure Landlord (and such other persons as Landlord deems necessary) of Tenant's obligation to abide by the provisions of this Section 24.02 and Article 15. If an action or proceeding is brought against any of the persons indemnified under this Section for a matter covered by this indemnity, Tenant, upon notice from the indemnified person, shall defend such action or proceeding by counsel reasonably satisfactory to Landlord and the indemnified person.

24.03 SATISFACTION OF REMEDIES. Neither Landlord, nor Landlord's Affiliates, nor any successor to Landlord's interest, including any Successor Landlord, shall be personally liable for the performance of Landlord's obligations under this Lease. Tenant shall took only to Landlord's estate and property in the Land and the Building (or the proceeds thereof), and to no other property or assets of Landlord or Landlord's Affiliates, for the satisfaction of Tenant's remedies under this Lease, or for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord or Landlord's Affiliates. The covenants and agreements contained in this Section 24.03 shall be enforceable by Landlord, Landlord's Affiliates, and its and their respective successors and assigns.

24.04 TRANSFERS OF LANDLORD'S INTEREST. The covenants and agreements of Landlord under this Lease shall not be binding on any person at any time holding the interest of Landlord (including the original named Landlord) subsequent to the transfer of that person's interest in the Building. In the event of such a transfer, the covenants and agreements of Landlord shall thereafter be binding upon the transferee of Landlord's interest. If Landlord's interest in the Building or the Land shall be sold, assigned or otherwise transferred to any person, including any transfer upon the exercise of any remedy provided in a mortgage or at law or equity, that person, and each person thereafter succeeding to its interest in the Building or the Land, shall not be (a) liable for any act or omission of Landlord under this Lease occurring prior to such sale, assignment or other transfer; (b) subject to any offset, defense or counterclaim accruing prior to such sale, assignment or other transfer; (c) bound by any payment prior to such sale, assignment or other transfer of Basic Rent or Additional Charges for more than one month in advance; and (d) liable for the return of the Security Deposit except to the extent that the Security Deposit has been paid over to such person.

                                   ARTICLE 25
                                     PARKING

25.01 TENANT'S PARKING. Tenant shall have the right to use Tenant's Parking for the unreserved and unassigned parking of standard size or smaller automobiles used by Tenant, its officers and employees. Such right is subject to (a) Tenant's notice to Landlord, on or before the first anniversary of the Rent Commencement Date, of Tenant's election to so use a number of parking spaces up to that amount allotted to Tenant in Section 1.09, and (b) Tenant's timely payment to Landlord or the operator of the Building parking garage of the prevailing fee for parking charged to lessees and occupants of the Building. To the extent that Tenant fails to so elect or to so pay, Landlord shall not be obligated to allot parking spaces to Tenant as Tenant's Parking. Landlord may designate the location of Tenant's Parking, and may from time to time relocate all or any portion of Tenant's Parking. The use of Tenant's Parking shall be governed by the rules and regulations adopted from time to time by Landlord or the operator of the parking garage. Tenant's business visitors shall have the right to park in the parking garage only to the extent that parking space is available and subject to the payment of the prevailing fee for parking charged to visitors to the Building.

                                   ARTICLE 26
                                  MISCELLANEOUS

26.01 MEMORANDUM OF LEASE. Tenant shall not record this Lease. However, at the request of Landlord, Tenant shall promptly execute, acknowledge and deliver to Landlord a memorandum of lease with respect to this Lease sufficient for recording.

26.02  ENTIRE  AGREEMENT.   This  Lease  contains  all  of  the  agreements  and
understandings related to the leasing of the Premises and the respective obligations of Landlord and Tenant in connection therewith. Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except those that are expressly set forth in this Lease, including any riders and all exhibits hereto. All prior agreements and understandings between the parties have merged into this Lease, which alone fully and completely expresses the agreement of the parties.

26.03 AMENDMENTS. No agreement shall be effective to amend, change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing, refers expressly to this Lease and is signed by Landlord and Tenant. Material modifications to this Lease must also be approved by any mortgagee who has such right under its mortgage.

26.04 SUCCESSORS. Except as otherwise expressly provided herein, the obligations of this Lease shall bind and benefit the successors and assigns of the parties hereto; provided, however, that no assignment, sublease or other transfer in violation of the provisions of Article 19 shall operate to vest any rights in any putative assignee, sublessee or transferee of Tenant.

26.05 FORCE MAJEURE. Neither Landlord nor Tenant shall have any liability whatsoever to the other on account of (a) the inability to fulfill, or delay in fulfilling, any of its obligations under this Lease by reason of war, civil disobedience, strike, other labor trouble, governmental preemption of priorities or other controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom, or any other cause, whether similar or dissimilar to the above, beyond its reasonable control; or
(b) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others furnishing the Building with electricity or water, or for any other reason, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Lease specifies a time period for performance of an obligation, that time period shall be extended by the period of any delay in such performance caused by any of the events of force majeure described above.

26.06 POST-TERMINATION OBLIGATIONS. Upon the expiration of the Lease Term or earlier termination of this Lease, neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this Lease, and except for such obligations as by their nature or under the circumstances can only be, or, by the provisions of this Lease, may be, performed after such expiration or earlier termination. However, any liability for a payment of Rents shall survive the expiration or earlier termination of this Lease.

26.07 EXCAVATIONS. If an excavation is made upon land adjacent to or under the Building, or is authorized to be made, then, at the request of Landlord, Tenant shall afford persons performing the excavation and shoring license to enter the Premises for the purpose of doing such work as those persons may deem necessary or desirable to preserve and protect the Building from injury or damage and to support the Building. Tenant shall have no claim for damages or liability against Landlord or such persons, and Tenant's obligations under this Lease shall not be reduced or otherwise affected.

26.08 Definitions. For the purposes of this Lease, the following terms shall have the following meanings:

        (a) Including. "Including" and "include" shall be interpreted in the merely descriptive and non-exclusive sense unless the contrary is explicitly set forth thereat.

        (b) Landlord. "Landlord" shall mean the Landlord herein named or any successor in interest, but only for the time that any such person owns the Building or a lease of the Building in accordance with and subject to the provisions of Section 24.04.

        (c) Landlord's Affiliates. "Landlord's Affiliates" shall mean BHAM, Ltd., Fortune Funding Company, Housing Affiliates, Inc., HAI Corp., and Realtech Leasing and Management Co.

        (d) Laws. "Laws," "provisions of law," and words of similar import shall mean laws, statutes, ordinances, building and fire codes, rules, regulations, judgments, rulings, decrees, orders and directives of any or all of the federal, state, county and city governments and all departments, subdivisions, bureaus, courts, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Building or the Premises, and the direction of any public officer pursuant to law, whether now or hereafter in force. References to specific statutes include successor statutes of similar purpose and import.

        (e) Mortgaqe. "Mortgage" shall include a mortgage, a deed to secure debt, or a deed of trust, and "holder of a mortgage" or "mortgagee" or words of similar import shall include a mortgagee of a mortgage, a grantee of a deed to secure debt, or a beneficiary of a deed of trust.

        (f) Person. "Person" shall mean any natural person or persons, a partnership, a corporation, and any other form of business or legal association or entity.

        (g) Rentable Area of the Building. "Rentable Area of the Building" shall mean 280,867 square feet.

        (h) Tenant. "Tenant" shall mean the Tenant herein named or any assignee or other successor in interest (immediate or remote) of the Tenant herein named, who at the time in question is the owner of the Tenant's estate and interest granted by this Lease; but the foregoing shall not be construed to permit any sublease or assignment of this Lease in violation of Article 19, or to relieve the Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of the Tenant herein named from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease. The Tenant herein named and all assignees and other successors in interest shall remain liable for all such covenants, obligations and conditions as principals and not as guarantors.

26.09 LIGHT AND AIR. No diminution or shutting off of light, air or view by any structure that may be erected on lands in the vicinity of the Building shall in any manner affect this Lease or the obligations of Tenant hereunder, or impose any liability on Landlord.

26.10 GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of California.

26.11 INVALIDITY. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected, and said provision and the application of said provision to other persons or circumstances shall be enforced to the greatest extent permitted by law.

26.12 CAPTIONS. The captions, headings and title of this Lease, along with tables of contents or indexes of defined terms, if any, are solely for convenience of reference and shall not affect the interpretation of this Lease.

26.13 PRESUMPTIONS. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party drafting a document. It shall be construed neither for nor against Landlord or Tenant, but shall be given a reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties.

26.14 INDEPENDENT COVENANTS. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease.

26.15 NUMBER AND GENDER. All terms and words used in this Lease, regardless of the number of gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

26.16 TIME IS OF THE ESSENCE. Time is of the essence of this Lease and of each provision hereof in which a time of performance is established.

26.17 JOINT AND SEVERAL LIABILITY. If, at any time during the Lease Term, Tenant comprises more than one person, all such persons shall be jointly and severally liable for payment of Rents and for performance of every obligation of Tenant under this Lease.

26.18 EXHIBITS. All exhibits and any riders appended to this Lease are incorporated herein and by this reference made a part hereof.

26.19 SUBMISSION OF LEASE. The submission of this Lease to Tenant or its broker, agent or attorney for review or signature does not constitute an offer to Tenant to lease the Premises or the granting of an option to do so. This instrument shall have no binding force or effect until its execution and delivery by both Landlord and Tenant.

26.20 LABOR HARMONY. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building.

26.21 RULES AND REGULATIONS. Tenant shall observe and comply with the Rules and Regulations for the Building set forth in Exhibit D hereto, and any reasonable amendments and additions thereto as Landlord may adopt from time to time for the management, safety, security, care, cleanliness and good order of the Building (the "Rules and Regulations"). Landlord shall not be responsible or liable to Tenant for violations of the Rules and Regulations by other lessees and occupants of the Building.

26.22 INSOLVENCY. At any time during the Lease Term that (a) Landlord reasonably believes that Tenant is insolvent, is not generally discharging its liabilities as they become due or is (or will be) otherwise unable to pay the full amount of Rents as said Rents become due hereunder, and (b) Tenant (i) is not obligated to pay the full amount of Basic Rent as set forth in Section 3.01, which lack of obligation is permitted by an abatement clause of this Lease or other agreement between Landlord and Tenant, and/or (ii) is entitled to the benefit of an allowance from Landlord for the purpose of constructing tenant improvements in the Premises, then Landlord may, but is not obligated to, (c) terminate this Lease upon thirty days' notice thereof to Tenant, (d) demand, by notice thereof to Tenant, that Tenant pay the full amount of Basic Rent as provided in this Lease irrespective of any abatement clause hereof or other agreement between Landlord and Tenant, (e) terminate, by notice thereof to Tenant, the continued and future benefit to Tenant of any allowance for the construction of tenant improvements in the Premises, thereby obligating Tenant to complete said improvements at its sole cost and expense, or (f) exercise any combination of the rights permitted to Landlord in this Section 26.22 as may be appropriate under the circumstances. Notwithstanding the foregoing, if Landlord exercises any of the rights permitted to it in this Section 26.22 (except if Landlord terminates this Lease pursuant thereto) and Tenant thereafter fully performs all of its obligations under this Lease (as modified by the exercise of such rights) throughout the twelve months following Landlord's exercise of such rights, then Landlord shall refund to Tenant the benefit that would have inured to Tenant but for this Section 26.22. Such refund shall be made over a period of time equivalent in length to that over which Tenant would have received such benefit but for this Section 26.22, and equal to the dollar amount of such benefit without regard for interest or the time-value of money.

26.23 TERMINATION. No termination or expiration of this Lease shall serve to release Tenant from any obligation that relates to one or more periods prior to such termination or expiration, or from any obligation that by its nature, arises on or after such termination or expiration.

                                   ARTICLE 27
                                      RIDER

27.01 RIDER TO LEASE. This Lease is modified and amended by the terms of the Rider attached hereto. In the event that the printed terms of the Rider conflict with the printed terms of this Lease, the printed terms of the Rider shall prevail. Typewritten and handwritten modifications and amendments to the Rider and to this Lease, when initialled by Landlord and by Tenant, shall prevail in any conflict with printed terms, whether in the Rider or in this Lease.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the date first above written.

TENANT:

STATMON TECHNOIOGIES CORP.,
a Delaware corporation

By  /s/ Geoffrey Talbot
    -----------------------------------------
    Its CEO
        -------------------------------------


By
   ------------------------------------------
   Its
       --------------------------------------

  DATED:                            , 19
         --------------------------      ----



LANDLORD:

MAPLE PLAZA, LTD., a California limited partnership


By BHAM, Ltd., a California limited partnership,
General Partner

By Housing Affiliates, Inc., a California corporation,
General Partner

By  /s/ [ILLEGIBLE]
    -----------------------------------------
    Its CFO
        -------------------------------------
DATED:  December 4, 2001
        -------------------------------------

                                    EXHIBIT B
                        MEMORANDUM OF LEASE COMMENCEMENT

         This Memorandum of Lease Commencement is made as of December 20, 2001 by MAPLE PLAZA, LTD. a California limited partnership ("Landlord"), having an office at c/o Realtech Development & Construction Company, 2080 Century Park East, Penthouse, Los Angeles, California and Statmon Technologies Corp., a Delaware corporation ("Tenant"), having an office at 345 North Maple Drive, Suite 120, Beverly Hills, California. Landlord and Tenant agree to and acknowledge the following matters:

         1. Landlord and Tenant have entered into a lease dated as of December 3, 2001 (the "Lease"), covering office space in Suite 120, located at 345 North Maple Drive, Beverly Hills, California 90210, as more particularly described in the Lease.

         2. All terms defined in the Lease shall have the same meaning when used in this Memorandum of Lease Commencement.

         3. The Commencement Date of the Lease is December 10, 2001 and the Expiration Date of the Lease is December 31, 2004.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease Commencement as of the day and year first above written.

TENANT:                                       LANDLORD:

Statmon Technologies Corp.                    MAPLE PLAZA, LTD.,
a Delaware corporation                        a California limited partnership

                                              By BHAM, Ltd.,
                                              a California limited partnership,
                                              General Partner


By /s/ Geoffrey Talbot                        By Housing Affiliates, Inc.,
   ---------------------------------          a California corporation,
   Its CEO                                    General Partner
       -----------------------------

                                              By /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Its Pres.
                                                     ---------------------------



                                      B-1                              Exhibit B

                                  RIDER TO LEASE

                                     BETWEEN

                          MAPLE PLAZA, LTD. (LANDLORD)

                                       AND

                       STATMON TECHNOLOGIES CORP. (TENANT)


RENTAL ABATEMENT. Section 3.07 is hereby added to the Lease.

      3.07 RENTAL ABATEMENT. Notwithstanding anything in this Article 3 to the contrary, Tenant shall receive a rental abatement of Nineteen Thousand Three Hundred Ninety-Five and 75/100 Dollars ($19,395.75) which shall be applied against first rents due. Tenant shall pay all other amounts due under the Lease in full.

ARTICLE 17 - SUBORDINATION AND ATTORNMENT. Article 17 of the Lease is hereby amended to read in its entirety as follows:

      17.01 SUBORDINATION. This Lease, and all rights of Tenant under it, are subordinate to all present and future leases of all or any part of the Building or the Land (except for leases of office or commercial space by other occupants of the Building); existing and future mortgages (as "mortgage" is defined in
Section 26.08) encumbering the Building, the Land or any of such leases, including mortgages also covering other real property; all past and future advances made under such mortgages, all renewals, modifications, replacements and extensions of such leases and such mortgages and spreaders and consolidations of such mortgages; unless the mortgagee under any such mortgage elects that this Lease shall be superior to his mortgage pursuant to Section
17.02. Notwithstanding the foregoing to the contrary, no such subordination to any future mortgage shall occur hereunder until such future mortgagee delivers a reasonably acceptable non-disturbance agreement to Tenant. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of subordination, however, Tenant shall promptly execute, acknowledge and deliver to Landlord a any instrument that Landlord or the mortgagee under any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination. If Tenant fails to execute, acknowledge or deliver any such instrument within 10 business days after request therefor, such failure shall constitute a default under this Lease. Tenant hereby irrevocably appoints Landlord as tenant's attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver any such instrument for and on behalf of Tenant in the event of such a default by Tenant, but exercise by Landlord of such power-of-attorney shall not cure the default.

      17.02 ELECTION TO SUBORDINATE. By written notice to Tenant, any mortgagee may elect to subordinate its mortgage to this Lease.

      17.03 NOTICE AND CURE OF LANDLORD'S DEFAULT. If any act or omission of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given written notice of the act or omission to Landlord, and any mortgagee which has provided its address to Tenant which notice shall specifically refer to this Section
17.03 and shall describe Landlord's default, if any, with reasonable specificity and detail, specifying the section of this Lease as to which Landlord is in default, and (b) until a reasonable, period for remedying the act or omission shall have elapsed following the giving of such notice and following the time during which each mortgagee would be entitled under its mortgage to remedy the act or omission (which reasonable period shall in no event be shorter than the period during which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy). If, within said reasonable period, such mortgagee gives Tenant notice of its intention to remedy the act or omission, and thereafter diligently commences the required remedial action and pursues it to completion, Tenant shall have no right to terminate this Lease on account of the act or omission of Landlord.

      17.04 ATTORNMENT. Any mortgagee who succeeds to the rights of landlord under this Lease, whether through exercise of remedies in a mortgage or by operation of law, is in this Section called a "Successor Landlord." Upon the Successor Landlord's request and after delivery of a reasonably acceptable nondisturbance agreement to Tenant, Tenant shall attorn to and recognize the Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence the attornment. Tenant hereby irrevocably appoints Landlord or the Successor Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver the instrument of attornment on behalf of Tenant. Upon attornment, this Lease shall continue in full force and effect and as a direct lease between the Successor Landlord and Tenant, upon all of the terms, conditions and covenants as are set forth in this Lease, subject to the provisions of Section 24.04.

      17.05 REQUIREMENTS OF MORTGAGEE. If any mortgagee requires modification of this Lease, Tenant shall, at Landlord's request, promptly execute and deliver to Landlord instruments effecting the modifications that the mortgage requires, provided that such modifications do not adversely affect in a material respect any of Tenant's rights under this Lease or materially and adversely increase any of Tenant's obligations under this Lease or increase any monetary obligations of Tenant.

EXHIBIT C. WORK LETTER FOR TENANT IMPROVEMENTS. With regard to tenant improvements, Landlord agrees to provide, at Landlord's expense, a general suite clean-up to include new "building standard" paint, carpet and base. Any additional tenant improvement cost shall be the responsibility of and at the sole cost of the Tenant.

CALIFORNIA CIVIL CODE SECTION 1951.4. "The lessor has the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations)."

In the event that the printed terms of this Rider conflict with the printed terms of the Lease, the printed terms of this Rider shall prevail.

TENANT:    STATMON TECHNOLOGIES CORP.,
           a Delaware corporation

By: /s/ Geoffrey Talbot
    -----------------------------------
    Its: CEO
         ------------------------------

Dated: 12/4/01
       --------------------------------


LANDLORD:  MAPLE PLAZA, LTD.,
           A California limited partnership
           By BHAM, LTD., a California limited partnership,
           General Partner
           By Housing Affiliates, Inc., a California corporation,
           General Partner


By: /s/ ILLEGIBLE
    -----------------------------------
    Its: CFO
         ------------------------------

Dated: 12/4/01
       --------------------------------